EXHIBIT 10.18

REVISED Q4 2005 Company-wide Financial Performance ICP Funding Grid

Net Revenue	Pro-forma Fully Diluted Earnings Per Share
	<*		*		*		*		*	*		*		*		> *
> *M	*	%	*	%	*	%	*	%	100%	*	%	*	%	*	%	*	%
*M	*	%	*	%	*	%	*	%	100%	*	%	*	%	*	%	*	%
*M	*	%	*	%	*	%	*	%	100%	*	%	*	%	*	%	*	%

*M	0%		35%		53%		76%		100%	105%		110%		115%		120%

*M	*	%	*	%	*	%	*	%	85%	*	%	*	%	*	%	*	%
*M	*	%	*	%	*	%	*	%	67%	*	%	*	%	*	%	*	%
*M	*	%	*	%	*	%	*	%	50%	*	%	*	%	*	%	*	%
< *M	*	%	*	%	*	%	*	%	0%	*	%	*	%	*	%	*	%

Note: This amended Q4 2005 grid and the fiscal year 2006 grid should be read in conjunction with Exhibit 10.17, included in the Form 10-Q filed on May 10, 2005.

Note: * indicates material that has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Q1 2006 Company-wide Financial Performance ICP Funding Grid

Net Revenue (M)	Pro-forma Fully Diluted Earnings Per Share
	<*		*		*		*		*	*		*		*		> *
> *	*	%	*	%	*	%	*	%	100%	*	%	*	%	*	%	*	%
*	*	%	*	%	*	%	*	%	100%	*	%	*	%	*	%	*	%
*	*	%	*	%	*	%	*	%	100%	*	%	*	%	*	%	*	%
*	*	%	*	%	*	%	*	%	100%	*	%	*	%	*	%	*	%

*	0%		35%		53%		76%		100%	105%		110%		115%		120%

*	*	%	*	%	*	%	*	%	92%	*	%	*	%	*	%	*	%
*	*	%	*	%	*	%	*	%	75%	*	%	*	%	*	%	*	%
*	*	%	*	%	*	%	*	%	67%	*	%	*	%	*	%	*	%
*	*	%	*	%	*	%	*	%	50%	*	%	*	%	*	%	*	%
< *	*	%	*	%	*	%	*	%	0%	*	%	*	%	*	%	*	%

Q2 2006 Company-wide Financial Performance ICP Funding Grid

Net Revenue (M)	Pro-forma Fully Diluted Earnings Per Share
	<*		*		*		*		*	*		*		*		> *
> *	*	%	*	%	*	%	*	%	100%	*	%	*	%	*	%	*	%
*	*	%	*	%	*	%	*	%	100%	*	%	*	%	*	%	*	%
*	*	%	*	%	*	%	*	%	100%	*	%	*	%	*	%	*	%
*	*	%	*	%	*	%	*	%	100%	*	%	*	%	*	%	*	%

*	0%		35%		53%		76%		100%	105%		110%		115%		120%

*	*	%	*	%	*	%	*	%	92%	*	%	*	%	*	%	*	%
*	*	%	*	%	*	%	*	%	75%	*	%	*	%	*	%	*	%
*	*	%	*	%	*	%	*	%	67%	*	%	*	%	*	%	*	%
*	*	%	*	%	*	%	*	%	50%	*	%	*	%	*	%	*	%
< *	*	%	*	%	*	%	*	%	0%	*	%	*	%	*	%	*	%

Q3 2006 Company-wide Financial Performance ICP Funding Grid

Net Revenue (M)	Pro-forma Fully Diluted Earnings Per Share
	<*		*		*		*		*	*		*		*		> *
> *	*	%	*	%	*	%	*	%	100%	*	%	*	%	*	%	*	%
*	*	%	*	%	*	%	*	%	100%	*	%	*	%	*	%	*	%
*	*	%	*	%	*	%	*	%	100%	*	%	*	%	*	%	*	%
*	*	%	*	%	*	%	*	%	100%	*	%	*	%	*	%	*	%

*	0%		35%		53%		76%		100%	105%		110%		115%		120%

*	*	%	*	%	*	%	*	%	92%	*	%	*	%	*	%	*	%
*	*	%	*	%	*	%	*	%	75%	*	%	*	%	*	%	*	%
*	*	%	*	%	*	%	*	%	67%	*	%	*	%	*	%	*	%
*	*	%	*	%	*	%	*	%	50%	*	%	*	%	*	%	*	%
< *	*	%	*	%	*	%	*	%	0%	*	%	*	%	*	%	*	%

Q4 2006 Company-wide Financial Performance ICP Funding Grid

Net Revenue (M)	Pro-forma Fully Diluted Earnings Per Share
	<*		*		*		*		*	*		*		*		> *
> *	*	%	*	%	*	%	*	%	100%	*	%	*	%	*	%	*	%
*	*	%	*	%	*	%	*	%	100%	*	%	*	%	*	%	*	%
*	*	%	*	%	*	%	*	%	100%	*	%	*	%	*	%	*	%
*	*	%	*	%	*	%	*	%	100%	*	%	*	%	*	%	*	%

*	0%		35%		53%		76%		100%	105%		110%		115%		120%

*	*	%	*	%	*	%	*	%	92%	*	%	*	%	*	%	*	%
*	*	%	*	%	*	%	*	%	75%	*	%	*	%	*	%	*	%
*	*	%	*	%	*	%	*	%	67%	*	%	*	%	*	%	*	%
*	*	%	*	%	*	%	*	%	50%	*	%	*	%	*	%	*	%
< *	*	%	*	%	*	%	*	%	0%	*	%	*	%	*	%	*	%

Note: * indicates material that has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.